Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                    THE HERZFELD CARIBBEAN BASIN FUND, INC.
                    ---------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               November 14, 2001
                    ---------------------------------------

                                                                  Miami, Florida
                                                                 August 31, 2001

TO THE STOCKHOLDERS OF
     THE HERZFELD CARIBBEAN BASIN FUND, INC.:

     The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 14, 2001 at 2:00 p.m., at the offices of E-Lysium Transaction Systems, 4601 Sheridan Street, Suite 500, Hollywood, FL 33021, for the following purposes:

     (1)  the election of three Class II directors; and

     (2) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. Stockholders of record at the close of business on August 24, 2001 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                             CECILIA GONDOR-MORALES
                                   Secretary

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
            NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                    THE HERZFELD CARIBBEAN BASIN FUND, INC.

                     P.O. Box 161465, Miami, Florida 33116
                                PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               NOVEMBER 14, 2001

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of E-Lysium Transaction Systems, 4601 Sheridan Street, Suite 500, Hollywood, FL 33021 on November 14, 2001 at 2:00 p.m.

     Proxies  may be  solicited  by  mail,  telephone,  telegraph  and  personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to shareholders on or about August 31, 2001.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR EACH OF THE NOMINEES FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     On August 24, 2001, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 2001 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEDING THE ANNUAL REPORT TO ANY SHAREHOLDER REQUESTING SUCH REPORT.

     REQUESTS FOR THE ANNUAL REPORT OR SEMI-ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE SECRETARY OF THE FUND, CECILIA GONDOR-MORALES, AT 800-854-3863, OR FOR FLORIDA RESIDENTS, 800-718-3863 OR 305-271-1900.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     Three directors are to be elected at the Annual Meeting. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class II directors' terms of office will expire in 2001, the Annual Meeting is being held for the election of those directors. The Class I and Class III directors' terms of office will expire in 2003 and 2002, respectively.

     If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of each of the nominees named below, who has consented to being named in the proxy statement and to serve if elected. If a nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.

     As of August 31, 2001, the Fund's Board of Directors consisted of five members. The Class II directors of the Fund, Ms. Cecilia Gondor-Morales, Ms. Ann
S. Lieff, and Mr. Kenneth A.B. Trippe, are nominees for election, and their current terms as directors will expire on the date of the Annual Meeting or when his or her successor is elected and qualifies. The nominee would serve until his or her successor has been elected and qualified.

     Certain information regarding each nominee as well as the current directors and executive officers of the Fund is set forth below.

NOMINEES FOR DIRECTOR

                                                                       Year First   Shares Owned     Percent Owned
Name and Position             Principal Occupation                       Became     Beneficially      Beneficially
    with Fund                 for Past 5 Years                  Age     Director   August 24, 2001   August 24, 2001
    ---------                 ----------------                  ---     --------   ---------------   ---------------
Cecilia Gondor-Morales*       Executive Vice President of        39       1993          1,400             0.08%
Director, Treasurer &         Thomas J. Herzfeld & Co., Inc.
Secretary                     and Thomas J. Herzfeld
                              Advisors, Inc.

Kenneth A. B. Trippe          Chairman of Cruise Brokers         68       1993          2,004             0.12%
Director                      Inc., and Trippe & Company,
                              Inc., consultants to the cruise
                              industry.

Ann S. Lieff                  President of the Lieff             49       1998          1,666             0.10%
Director                      Company, a management
                              consulting firm that offers
                              business solutions, strategies
                              and CEO mentoring to corporations
                              and women/family-owned businesses,
                              1998-present; former CEO Spec's
                              Music 1980-1998, a retailer of
                              recorded music.

DIRECTORS AND OFFICERS

                                                                            Shares Owned     Percent Owned
Name and Position                 Position  Principal Occupation            Beneficially      Beneficially
    with Fund             Age      Since    for Past 5 Years               August 24, 2001   August 24, 2001
    ---------             ---      -----    ----------------               ---------------   ---------------
Thomas J. Herzfeld*        56       1993    Chairman and President of           47,300            2.82%
President & Director                        Thomas J. Herzfeld & Co., Inc.
                                            and Thomas J. Herzfeld
                                            Advisors, Inc.

Cecilia Gondor-Morales*    39       1993                         See "Nominee for Director" above
Director, Treasurer &
Secretary

Ann S. Lieff               49       1998                         See "Nominee for Director" above
Director

Kenneth A.B. Trippe        68       1993                         See "Nominee for Director" above
Director

Albert L. Weintraub        72       1999    Senior Partner of Weintraub,           500            0.03%
Director                                    Weintraub, Seiden and Orshan;
                                            Chairman/CEO of iTelsa, Inc., a
                                            provider of Internet protocol
                                            telephony servcies; Chairman of
                                            E-lysium Transaction Systems, Inc.,
                                            an application service provider of
                                            transaction processing, billing and
                                            payment systems; City Attorney for
                                            Miami Springs, FL

-------------------------
* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

     The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 2001. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member.

     The Audit Committee of the Board currently consists of Messrs. Trippe, and Weintraub, and Ms. Lieff, none of whom is an "interested person" of the Fund. Each member of the Audit Committee is considered independent under the applicable NASD listing standards. The Board of Directors adopted and the Audit Committee approved a written charter, which became effective on March 3, 2000. The charter is attached as Appendix A to this proxy statement. The Audit Committee reviews the scope of the audit by the Fund's independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.

AUDIT COMMITTEE REPORT

     The Audit Committee met once during the fiscal year ended June 30, 2001 and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Kaufman, Rossin & Co., the Fund's independent auditors, the matters required to be discussed by statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and a letter from Kaufman, Rossin & Co. required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) and has discussed with Kaufman, Rossin & Co. their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2001.

                               Kenneth A.B. Trippe
                               Albert L. Weintraub
                               Ann S. Lieff

     The Board does not have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $6,600 for the fiscal year ended June 30, 2001.

     As of August 24, 2001, directors and executive officers beneficially owned an aggregate 3.15% of the Fund's outstanding shares on that date.

     The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2001 is set forth in the compensation table below. Mr. Herzfeld and Ms. Gondor-Morales receive no direct compensation for their services on the Fund's Board.

                                                                            Total Compensation
                                  Aggregate       Pension or Retirement     From Fund and Fund
Name of Person and              Compensation         Benefits Accrued         Complex Paid to
Position with Fund              from the Fund    as Part of Fund Expenses        Directors
------------------              -------------    ------------------------        ---------
Thomas J. Herzfeld*                    $0                   $0                         $0
President and Director

Cecilia Gondor-Morales*                $0                   $0                         $0
Director, Treasurer & Secretary

Ann S. Lieff                       $2,200                   $0                     $2,200
Director

Kenneth A.B. Trippe                $2,200                   $0                     $2,200
Director

Albert L. Weintraub                $2,200                   $0                     $2,200
Director

----------------------
*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

     HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld and Ms. Gondor-Morales, directors of the Fund, are executives of the Adviser.

     Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

                           INDEPENDENT AUDITORS' FEES

     The following table sets forth the aggregate fees paid to the independent auditors for the most recent fiscal year for professional services rendered for:
(i) the audit of the annual financial statements and the review of the financial statements included in the Fund's report to stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment advisor and entities controlling, controlled by or under common control with the investment advisor that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment advisor, and entities controlling, controlled by or under common control with the investment advisor that provide services to the Fund. The Audit Committee has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors of the Fund.

Audit Fees Charged    Financial Information     Other Fees     Fiscal Year-End
  to the Fund          Systems Design and
                       Implementation Fees
--------------------------------------------------------------------------------
    $15,500                    $0                  $5,209           6/30/01

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of August 24, 2001, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

                              STOCKHOLDER PROPOSALS

         Proposals intended to be presented by stockholders for consideration at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than July 17, 2002 in order to be included in the proxy statement for the meeting. A stockholder who wishes to make a proposal at the 2002 Annual Meeting of stockholders without including the proposal in the Fund's proxy statement must notify the Fund, and the Fund's officers, of such proposal no later than September 15, 2002. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

         To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year, and must own those shares through the date of the 2002 Annual Meeting. Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

                REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

         The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2001, is being mailed to stockholders. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 (for Florida residents, 800-718-3863), or 305-271-1900.

                                  OPEN MATTERS

     Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                          Cecilia Gondor-Morales
                                                 Director, Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.

Dated: August 31, 2001

                                   Appendix A

                            AUDIT COMMITTEE CHARTER

1. The Audit Committee shall consist of at least three Directors and shall be composed entirely of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the investment adviser or principal underwriter.

2.   The purposes of the Audit Committee are:

     a. To oversee the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors and to receive the auditors' specific representation as to their independence;

     b. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures, and internal accounting controls and management's responses thereto; and
          (iv) to review the opinion the auditors render or propose to render to the Board and shareholders.

     c. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     d. to review the fees charged by the auditors for audit and non-audit services;

     e. to investigate any improprieties or suspected improprieties in fund operations; and

     f. to report the Committee's activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet at least annually with management of the Fund and with the Fund's independent public accountants to discuss any issues arising from the Committee's oversight obligations.

6. The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's oversight obligations.

7. The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Approved by Audit Committee on March 3, 2000
Adopted by Board of Directors on March 3, 2000